UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2018

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 5.07 below, at the Annual Meeting of Stockholders of Triumph Bancorp, Inc. (the “Company”) held on May 10, 2018 (the “Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Second Amended and Restated Certificate of Formation (the “Charter”) to  (i) provide for the phasing out of the classified structure of the Company’s Board of Directors and (ii) to implement majority voting in uncontested director elections (items (i) and (ii) collectively, the “Governance Amendments”). The Governance Amendments became effective upon the filing of the Certificate of Amendment to the Second Amended and Restated Certificate of Formation with the Texas Secretary of State on May 10, 2018.  In connection therewith, the Company’s Board of Directors also approved corresponding amendments to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), which became effective concurrently with the effectiveness of the Governance Amendments.

The description of the amendments to the Company’s Charter and Bylaws are qualified in their entirety by reference to the full text of the Certificate of Amendment to Second Amended and Restated Certificate of Formation of Triumph Bancorp, Inc. and Amendment No. 1 to Second Amended and Restated Bylaws of Triumph Bancorp, Inc., copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated into this Item 5.03 by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the following matters:

(1)	To re-elect the four Class I Directors of the Company for a three-year term that will expire at the 2021 Annual Meeting of Stockholders. Final voting results were as follows:
			Broker
Name of Nominee	Votes For	Votes Withheld	Non-Votes
Aaron P. Graft	15,613,309	67,521	2,933,000
Robert Dobrient	15,420,053	260,777	2,933,000
Maribess L. Miller	14,500,052	1,180,778	2,933,000
Frederick P. Perpall	15,613,309	67,521	2,933,000
(2)

To approve proposed amendments to the Charter to provide for the phasing out of the classified structure of the Company’s Board of Directors (the “Declassification Proposal”).  Final voting results were as follows:

Votes For	15,675,518
Votes Against	2,850
Abstentions	2,462
Broker Non-Votes	2,933,000
(3)	To approve proposed amendments to the Charter to implement majority voting in uncontested director elections (the “Majority Vote Proposal”). Final voting results were as follows:
Votes For	15,675,280
Votes Against	3,088
Abstentions	2,462
Broker Non-Votes	2,933,000

(4)	To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:
Votes For	18,543,238
Votes Against	49,204
Abstentions	21,388

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Formation of Triumph Bancorp, Inc.
3.2	Amendment No. 1 to Second Amended and Restated Bylaws of Triumph Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel

Date:  May 10, 2018

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